Exhibit 99.2

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the 3 months ending September 30, 2018 and 2017

	3rd Quarter
(in thousands, except per share data)	2018	2017	Change
Revenues
Oil, natural gas liquids and natural gas sales	$380,884	$249,114	$131,770
Loss on derivative instruments, net	(154,628)	(57,610)	(97,018)

Total revenues	226,256	191,504	34,752

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	55,078	44,549	10,529
Production and ad valorem taxes	25,204	15,326	9,878
Depreciation, depletion and amortization	134,177	131,756	2,421
Asset impairment	178	100	78
Exploration	963	625	338
General and administrative (including stock-based compensation of $5,076 and $4,713 for the three months ended September 30, 2018 and 2017, respectively)	29,566	21,590	7,976
Accretion of discount on asset retirement obligations	1,604	1,473	131
Gain on sale of assets and other, net	(191)	(5,977)	5,786

Total operating costs and expenses	246,579	209,442	37,137

Operating Loss	(20,323)	(17,938)	(2,385)

Other Income (Expense)
Interest expense	(11,550)	(9,985)	(1,565)
Other income	1	231	(230)

Total other expense	(11,549)	(9,754)	(1,795)

Loss Before Income Taxes	(31,872)	(27,692)	(4,180)
Income tax benefit	(5,300)	(9,206)	3,906

Net Loss	$(26,572)	$(18,486)	$(8,086)

Diluted Earnings Per Average Common Share	$(0.27)	$(0.19)	$(0.08)

Basic Earnings Per Average Common Share	$(0.27)	$(0.19)	$(0.08)

Diluted Average Common Shares Outstanding	97,485	97,198	287

Basic Average Common Shares Outstanding	97,485	97,198	287

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the 9 months ending September 30, 2018 and 2017

	Year-to-date
(in thousands, except per share data)	2018	2017	Change
Revenues
Oil, natural gas liquids and natural gas sales	$1,110,317	$644,212	$466,105
Gain (loss) on derivative instruments, net	(188,242)	45,037	(233,279)

Total revenues	922,075	689,249	232,826

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	165,671	129,746	35,925
Production and ad valorem taxes	72,505	41,364	31,141
Depreciation, depletion and amortization	392,398	352,957	39,441
Asset impairment	428	1,589	(1,161)
Exploration	3,420	6,259	(2,839)
General and administrative (including stock-based compensation of $13,839 and $11,101 for the nine months ended September 30, 2018 and 2017, respectively)	73,756	62,014	11,742
Accretion of discount on asset retirement obligations	4,704	4,330	374
Gain on sale of assets and other, net	(34,027)	(6,980)	(27,047)

Total operating costs and expenses	678,855	591,279	87,576

Operating Income	243,220	97,970	145,250

Other Income (Expense)
Interest expense	(32,601)	(28,210)	(4,391)
Other income	693	1,006	(313)

Total other expense	(31,908)	(27,204)	(4,704)

Income Before Income Taxes	211,312	70,766	140,546
Income tax expense	50,695	26,368	24,327

Net Income	$160,617	$44,398	$116,219

Diluted Earnings Per Average Common Share	$1.64	$0.45	$1.19

Basic Earnings Per Average Common Share	$1.65	$0.46	$1.19

Diluted Average Common Shares Outstanding	98,013	97,678	335

Basic Average Common Shares Outstanding	97,413	97,176	237

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of September 30, 2018 and December 31, 2017

(in thousands)	September 30, 2018	December 31, 2017
ASSETS
Current Assets
Cash and cash equivalents	$17,057	$439
Accounts receivable, net	183,816	158,787
Inventories, net	28,652	13,177
Derivative instruments	4,226	—
Income tax receivable	6,762	6,905
Prepayments and other	5,999	12,085

Total current assets	246,512	191,393

Property, Plant and Equipment
Oil and natural gas properties, net	5,351,637	4,718,939
Other property and equipment, net	43,471	44,581

Total property, plant and equipment, net	5,395,108	4,763,520

Other postretirement assets	2,590	2,646
Noncurrent income tax receivable, net	70,716	70,716
Other assets	9,112	5,620

TOTAL ASSETS	$5,724,038	$5,033,895

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$129,602	$75,167
Accrued taxes	23,509	2,631
Accrued wages and benefits	15,416	26,170
Accrued capital costs	150,600	74,909
Revenue and royalty payable	65,023	54,072
Derivative instruments	172,772	71,379
Other	12,635	17,916

Total current liabilities	569,557	322,244

Long-term debt	953,173	782,861
Asset retirement obligations	94,722	88,378
Noncurrent derivative instruments	57,457	8,886
Deferred income taxes	435,848	387,807
Other long-term liabilities	5,398	5,262

Total liabilities	2,116,155	1,595,438

Total Shareholders’ Equity	3,607,883	3,438,457

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,724,038	$5,033,895

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending September 30, 2018 and 2017

	3rd Quarter
(in thousands, except sales price and per unit data)	2018	2017	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$316,059	$203,281	$112,778
Natural gas liquids	49,407	25,508	23,899
Natural gas	15,418	20,325	(4,907)

Total	$380,884	$249,114	$131,770

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(127,642)	$(46,395)	$(81,247)
Natural gas liquids	(15,386)	(15,765)	379
Natural gas	(558)	(105)	(453)

Total	$(143,586)	$(62,265)	$(81,321)

Closed gains (losses) on derivative instruments
Oil	$(1,567)	$5,388	$(6,955)
Natural gas liquids	(10,355)	(1,923)	(8,432)
Natural gas	880	1,190	(310)

Total	$(11,042)	$4,655	$(15,697)

Total revenues	$226,256	$191,504	$34,752

Production volumes
Oil (MBbl)	5,562	4,510	1,052
Natural gas liquids (MMgal)	81.4	60.6	20.8
Natural gas (MMcf)	11,934	9,174	2,760

Total production volumes (MBOE)	9,489	7,483	2,006

Average daily production volumes
Oil (MBbl/d)	60.5	49.0	11.5
Natural gas liquids (MMgal/d)	0.9	0.7	0.2
Natural gas (MMcf/d)	129.7	99.7	30.0

Total average daily production volumes (MBOE/d)	103.1	81.3	21.8

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$56.54	$46.27	$10.27
Natural gas liquids (per gallon)	$0.48	$0.39	$0.09
Natural gas (per Mcf)	$1.37	$2.35	$(0.98)
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$56.82	$45.07	$11.75
Natural gas liquids (per gallon)	$0.61	$0.42	$0.19
Natural gas (per Mcf)	$1.29	$2.22	$(0.93)
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$5.80	$5.95	$(0.15)
Production and ad valorem taxes	$2.66	$2.05	$0.61
Depreciation, depletion and amortization	$14.14	$17.61	$(3.47)
Exploration expense	$0.10	$0.08	$0.02
General and administrative	$3.12	$2.89	$0.23
Capital expenditures (including acquisitions)	$396,931	$251,621	$145,310

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 9 months ending September 30, 2018 and 2017

	Year-to-date
(in thousands, except sales price and per unit data)	2018	2017	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$936,136	$532,652	$403,484
Natural gas liquids	125,591	59,776	65,815
Natural gas	48,590	51,784	(3,194)

Total	$1,110,317	$644,212	$466,105

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(110,258)	$42,730	$(152,988)
Natural gas liquids	(24,203)	(4,148)	(20,055)
Natural gas	(305)	8,856	(9,161)

Total	$(134,766)	$47,438	$(182,204)

Closed gains (losses) on derivative instruments
Oil	$(35,247)	$(470)	$(34,777)
Natural gas liquids	(20,585)	(3,468)	(17,117)
Natural gas	2,356	1,537	819

Total	$(53,476)	$(2,401)	$(51,075)

Total revenues	$922,075	$689,249	$232,826

Production volumes
Oil (MBbl)	15,710	11,608	4,102
Natural gas liquids (MMgal)	228.1	146.0	82.1
Natural gas (MMcf)	33,414	22,500	10,914

Total production volumes (MBOE)	26,709	18,833	7,876

Average daily production volumes
Oil (MBbl/d)	57.5	42.5	15.0
Natural gas liquids (MMgal/d)	0.8	0.5	0.3
Natural gas (MMcf/d)	122.4	82.4	40.0

Total average daily production volumes (MBOE/d)	97.8	69.0	28.8

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$57.34	$45.85	$11.49
Natural gas liquids (per gallon)	$0.46	$0.39	$0.07
Natural gas (per Mcf)	$1.52	$2.37	$(0.85)
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$59.59	$45.89	$13.7
Natural gas liquids (per gallon)	$0.55	$0.41	$0.14
Natural gas (per Mcf)	$1.45	$2.30	$(0.85)
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$6.20	$6.89	$(0.69)
Production and ad valorem taxes	$2.71	$2.20	$0.51
Depreciation, depletion and amortization	$14.69	$18.74	$(4.05)
Exploration expense	$0.13	$0.33	$(0.20)
General and administrative	$2.76	$3.29	$(0.53)
Capital expenditures (including acquisitions)	$991,853	$971,867	$19,986